Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this Annual Report of Telular Corporation (the "Company") on Form 10-K for the period ended September 30, 2011 (the "Report").

I, Joseph A. Beatty, President & Chief Executive Officer of Telular, and I, Jonathan M. Charak, Senior Vice President and Chief Financial Officer of Telular, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Telular.

/s/ Joseph A. Beatty
Joseph A. Beatty
President & Chief Executive Officer
December 14, 2011

/s/ Jonathan M. Charak
Jonathan M. Charak
Senior Vice President and Chief Financial Officer
December 14, 2011